SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 1996

                               FOUR M CORPORATION
             (Exact name of registrant as specified in its charter)

            MARYLAND                      333-8043             52-0822639
(State or other jurisdiction of   (Commission file number)  (I.R.S. employer
 incorporation or organization)                            identification no.)

             115 STEVENS AVENUE
             VALHALLA, NY 10595                                   10595
  (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:  (914) 749-3200


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Item 8.  Change in Fiscal Year.
         ----------------------

         On December 19, 1996, the Board of Directors of Four M Corporation (the "Company") approved the change of the Company's fiscal year end from July 31 to December 31. An annual report on Form 10-K will be filed to cover the transition period from August 1, 1996 to December 31, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FOUR M CORPORATION

                                            By: /s/ Timothy D. McMillin
                                                -----------------------
                                            Timothy D. McMillin
                                            Chief Financial Officer and Senior
                                            Vice President

Date:  December 20, 1996